UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2020

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ANSYS INC

(Exact name of registrant as specified in its charter)

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Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 ANSYS Drive

Canonsburg, Pennsylvania 15317

(Address of Principal Executive Offices) (Zip Code)

(844) 462-6797

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ANSS	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2020, the Board of Directors (the “Board”) of ANSYS, Inc. (the “Company”) voted to increase the size of the Board from seven to nine directors and to increase the size of Class II and Class III from two directors to three directors, effective March 1, 2020.  On February 14, 2020, the Board elected Robert M. Calderoni and Ravi K. Vijayaraghavan to fill the resulting vacancies, effective March 1, 2020.  Mr. Calderoni will serve as a Class III director for the term expiring on the date of the Company’s 2020 Annual Meeting of Stockholders.  He will be a member of the Audit Committee and the Strategic Partnerships and Transactions Committee.  Mr. Vijayaraghavan will serve as a Class II director for the term expiring on the date of the Company’s 2022 Annual Meeting of Stockholders.  He will be a member of the Compensation Committee and the Strategic Partnerships and Transactions Committee.

Messrs. Calderoni and Vijayaraghavan will participate in the Company’s non-employee director compensation program, which is described on page 20 of the Company’s proxy statement for its 2019 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 5, 2019.  For service on the Strategic Partnerships and Transactions Committee, each will be paid an annual retainer of $5,000.  In connection with their appointments to the Board, Messrs. Calderoni and Vijayaraghavan will receive pro-rated annual cash retainers for their board and committee service and a pro-rated grant of restricted stock units with a grant date of March 1, 2020 (“Grant Date”).  The RSUs granted to Messrs. Calderoni and Vijayaraghavan generally vest on the one-year anniversary of the Grant Date.  In addition, the Company will enter into its standard Non-Employee Director Indemnification Agreement and Confidentiality Agreement with each of Messrs. Calderoni and Vijayaraghavan.

There are no arrangements or understandings between Messrs. Calderoni or Vijayaraghavan and any other persons pursuant to which they were selected as directors of the Company.  Neither of Messrs. Calderoni nor Vijayaraghavan has any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointments of Messrs. Calderoni and Vijayaraghavan to the Board is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit number	Description

99.1	Press release dated February 19, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS INC

Date: February 19, 2020	By:	/s/ Janet Lee
Janet Lee
Vice President, General Counsel and Secretary